Exhibit 99.1

Rubicon Financial Incorporated Announces $2,000,000 Financing

Irvine, California – December 5, 2007 - Rubicon Financial Incorporated (OTC:BB - “RBCF”) today announced the closing of a strategic private placement from American International Industries, Inc. (NasdaqCM – “AMIN”) for an aggregate of $2,000,000 through the sale and issuance of 1,000,000 shares of Rubicon’s restricted common stock at a purchase price per share of $2.00.

“This strategic investment further augments our ability to implement our business model and growth as a diversified financial services company,” said Rubicon CEO, Joe Mangiapane. “It is greatly rewarding to see our hard work and effort gain such recognition, as evidenced by the faith and confidence AMIN has shown in our business model through this investment.”

AMIN invested $1,000,000 in cash and issued 200,000 shares of its restricted common stock to satisfy the purchase through the execution of a securities purchase agreement. Cash proceeds from this financing are anticipated to be used by Rubicon for general working capital and funding of new financial service divisions. Rubicon currently intends to hold the AMIN shares as an investment.

About Rubicon:

Rubicon Financial Incorporated is a publicly-traded holding company that intends to acquire private companies in the financial services industry and leverage their strengths within a holding company structure. Rubicon has located its headquarters to the Orange County area of Southern California in order to capitalize on the perceived large and sophisticated customer base located there. The types of financial services Rubicon intends to offer are those of: insurance, both personal and commercial; mortgage and real estate services; retail brokerage services; securities market making; online trading; and investment banking for small to midsized companies. Each segment of these services will be an individual licensed entity under the parent holding company of Rubicon. Rubicon currently has several letters of intent to acquire private companies that it plans to execute in the near future.

A copy of the securities purchase agreement will be filed as an exhibit to a Form 8-K, which will be available through the SEC’s website (www.sec.gov).

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be “forward-looking statements.”

Such statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such statements involve risks and uncertainties, including but not limited to: any implied or perceived benefits resulting from the AMIN investment; the resulting and ongoing value of the 200,000 AMIN shares issued in the private placement; the ability of Rubicon to execute its business plan and become a diversified financial services company; the successful acquisition of other financial services companies; any other effects resulting from the AMIN investment; risks and effects of legal and administrative proceedings and government regulation; future financial and operational results; competition; general economic conditions; and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Important factors that could cause actual results to differ materially from the forward-looking statements Rubicon makes in this press release include market conditions and those set forth in reports or documents it files from time to time with the Securities and Exchange Commission. Rubicon undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

Rubicon Financial Incorporated

Terry Davis, 949-798-7220